UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2015 (August 3, 2015)

 CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 W. 42nd Street
New York, New York 10036

(Address of registrant’s principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

Not Applicable

_________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective as of August 3, 2015, CIT Group Inc. (“CIT”) completed the acquisition of IMB HoldCo LLC and its wholly owned subsidiary, OneWest Bank N.A. (collectively “OneWest”), with OneWest Bank surviving as a wholly owned subsidiary of CIT with the name CIT Bank, National Association (the “Bank Merger”). This Form 8-K/A is being filed to amend the Form 8-K filed on August 3, 2015 and includes the pro forma financial information of the combined CIT and OneWest and financial statements of OneWest.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

This Form 8-K/A includes a copy of the Company’s presentation to analysts and investors of its Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2015 and the year ended December 31, 2014 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2015, which is attached as Exhibit 99.2. The information included in Exhibit 99.2 shall not be considered filed for purposes of the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01. Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of OneWest at and for the years ended December 31, 2014 and 2013 are attached hereto as Exhibit 99.3. The unaudited condensed consolidated financial statements of OneWest at and for the quarters and six months ended June 30, 2015 and 2014 are attached hereto as Exhibit 99.4. Each of Exhibits 99.3 and 99.4 is incorporated herein by reference.

(b) Pro forma financial information.

The required Unaudited Pro Forma Condensed Combined Financial Information relating to the OneWest Bank acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2015 and the year ended December 31, 2014 include the results of operations for OneWest for such periods. The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2015 includes the financial position of OneWest as of such date.

(d) Exhibits.

99.1	Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2015 and the year ended December 31, 2014 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2015 for CIT Group Inc.
99.2	Investor Presentation: Pro Forma Financials Presentation Reflecting the Acquisition of OneWest Bank.
99.3	Audited Consolidated Financial Statements of IMB HoldCo LLC and Subsidiaries at and for the years ended December 31, 2014 and 2013.
99.4	Unaudited Condensed Consolidated Financial Statements of IMB HoldCo LLC and Subsidiaries at and for the quarters and six months ended June 30, 2015 and 2014.
99.5	Consent of Independent Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.

(Registrant)

By: _/s/ Scott T. Parker________________________

Scott T. Parker

Executive Vice President &

Chief Financial Officer

Dated: October 16, 2015